Exhibit 32.2

CERTIFICATION PURSUANT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MakeMusic, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Karen L. VanDerBosch, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch, Chief Financial Officer and Chief Operating Officer